UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________

FORM 8-K/A

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2015

Tanger Factory Outlet Centers, Inc.
Tanger Properties Limited Partnership
(Exact Name of Registrant as Specified in Charter)

North Carolina North Carolina (State or Other Jurisdiction of Incorporation)	1-11986 333-03526-01 (Commission File Number)	56-1815473 56-1822494 (IRS Employer Identification No.)

3200 Northline Avenue, Suite 360 Greensboro, NC 27408 (Address of Principal Executive Offices, including Zip Code)
3200 Northline Avenue, Suite 360 Greensboro, NC 27408 (Address of Principal Executive Offices, including Zip Code)

Registrant's telephone number, including area code: (336) 292-3010

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
This Current Report on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K, filed by Tanger Factory Outlet Centers, Inc. (the “Company”) and Tanger Properties Limited Partnership (the “Operating Partnership”) with the Securities and Exchange Commission (the “SEC”) on September 11, 2015 (the “Original Form 8-K”), as amended by the Current Report on Form 8-K/A, filed by the Company and the Operating Partnership with the SEC on February 29, 2016 (the “First Amendment”).

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a)  As previously announced in the Original Form 8-K, the Audit Committee of the Board of Directors of the Company dismissed PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm for the Company and the Operating Partnership, effective upon completion of PwC’s audit services for the year ended December 31, 2015.  As previously announced in the First Amendment, PwC’s dismissal was effective on February 23, 2016.

At the time of the First Amendment, PwC had not yet provided to the Company and the Operating Partnership a letter from PwC to the SEC responding to the First Amendment.  PwC provided its letter to the Company and the Operating Partnership on March 1, 2016.  The Company and the Operating Partnership are now filing this Amendment to include PwC’s letter to the SEC as Exhibit 16.1.

(b)  Effective March 2, 2016, the Company and the Operating Partnership engaged Deloitte & Touche LLP (“Deloitte”) to serve as the Company’s and the Operating Partnership’s independent registered public accounting firm for the fiscal year ending December 31, 2016.  As previously announced in the Original Form 8-K, Deloitte’s engagement was approved by the Audit Committee of the Board of Directors of the Company.

During the fiscal years ended December 31, 2015 and 2014, and the subsequent interim period through March 2, 2016, neither the Company nor the Operating Partnership nor anyone on their behalf has consulted with Deloitte regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s or the Operating Partnership’s financial statements, and neither a written report nor oral advice was provided to the Company or the Operating Partnership that Deloitte concluded was an important factor considered by the Company or the Operating Partnership in reaching a decision as to any accounting, auditing or financial reporting issue, (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01    Financial Statements and Exhibits.

(d)

Exhibit No.    Description

16.1	Letter of PricewaterhouseCoopers LLP, dated March 1, 2016

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: March 2, 2016

TANGER FACTORY OUTLET CENTERS, INC.

By:	/s/	Frank C. Marchisello Jr.
Frank C. Marchisello, Jr.
Executive Vice President and Chief Financial Officer

TANGER PROPERTIES LIMITED PARTNERSHIP

By: TANGER GP TRUST, its sole general partner

By:	/s/	Frank C. Marchisello Jr.
Frank C. Marchisello, Jr.
Vice President and Treasurer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.
16.1	Letter of PricewaterhouseCoopers LLP, dated March 1, 2016